UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

12/31

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Adaptive Allocation

Portfolio

Semi-Annual Report

June 30, 2014

1-866-263-9260

www.unusualfund.com

Distributed by Northern Light Distributors, LLC

FINRA Member

TO SHAREHOLDERS OF THE

ADAPTIVE ALLOCATION PORTFOLIO

June 30, 2014

After beginning calendar year 2014 down in January leading to a relatively flat first quarter, U.S. equities posted gains during second quarter of 2014 to finish the first half of the year in positive territory.  For the six months ending June 30, 2014, the Dow Jones Industrial Average (“Dow”) was up 1.5%.  Bonds benefited from decreasing interest rates during the period, as the Barclay’s Aggregate Bond Total Return Index (“Barclays”) posted a gain of 3.9% for the six months ending June 30, 2014.

As mentioned previously, we have spent the past year and a half designing and implementing new models as well as seeking ways to make our existing models more robust. The final implementation of these changes, including the addition of our new models, was effectuated in March 2014.

So far we are encouraged with the results of our enhanced risk/reward investment strategy given the Adaptive Allocation Portfolio’s (“Portfolio”) performance for the quarter ended June 30, 2014 (Portfolio gained 3.2%, Dow gained 2.2%, Barclays gained 2.0%, HFRI Macro Systematic Diversified Index gained 1.8%, S&P 500 Index gained 5.2% for the quarter).  Many of our models indicated an upward-trending market for most of the quarter, thus capturing much of the gains for the period. Keep in mind that as trends change in each of the multiple asset classes in which we invest, we will enter or exit accordingly.  As always, please remember that past performance may not be indicative of future results.

The total return for the Adaptive Allocation Portfolio (net of portfolio expenses) for the 6 month period ended June 30, 2014 was a gain of 2.2%. The Hedge Fund Research Inc. Macro Systematic Diversified Total Return Index (“HFRI Index”) was up 0.1% and the S&P 500 Total Return Index (“S&P 500 Index”) was up 7.1% for the same period.  The Portfolio is not intended to correspond directly to any comparative index.

The HFRI Index, comprised of actively-managed funds that utilize somewhat similar risk management strategies, may provide a better basis for comparison for an actively managed portfolio such as Adaptive Allocation.  The performance for the HFRI Index, which includes more than 175 macro hedge fund managers employing sophisticated quantitative models to make investment decisions, may be indicative of the challenges the market presented for professional money managers utilizing active risk management strategies. Our outperformance relative to the HFRI Index over the six months ended June 30, 2014 was most likely the result of the Portfolio’s positions in large cap U.S. equity index ETFs for the entire period.

Performance of the S&P 500 Index varied, relative to the Portfolio, primarily because the Index is not risk-managed.  The S&P 500 Index is a passive, long-only index and not widely diversified amongst different asset classes as it only contains large cap U.S. equities. The Portfolio is an actively managed fund that utilizes defensive investment strategies with the goal to manage for risk and attempts to diversify investments amongst many asset classes.  Accordingly, the Portfolio underperformed the S&P 500 Index since large cap U.S. equities outperformed many of the asset classes that we utilize to diversify risk. Additionally, as mentioned previously, many of the changes made to our models were not fully implemented until the second quarter.

Further return information for the Adaptive Allocation Portfolio (net of portfolio expenses) and the HFRI Index and S&P 500 Index (neither of which include any fund expenses) is presented on the following pages.  Note that information for periods greater than 1 year is annualized.

The portfolio performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  There is no front end or back end load for the Adaptive Allocation Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2014 is 2.56%.

The Portfolio is an investment vehicle for variable annuity contracts. All performance figures for the Portfolio do not include any fees or expenses that are typically charged by these contracts. If these fees and expenses were included your overall expenses would be higher. Please review your insurance contract prospectus for further description of these fees and expenses.

For current performance information, please visit www.unusualfund.com or call toll-free 1-866-263-9260. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

Historical performance results for investment indices and/or categories have been provided for general comparison purposes only, and generally do not reflect the deduction of transaction and/or custodial charges, the deduction of an investment management fee, nor the impact of taxes, the incurrence of which would have the effect of decreasing historical performance results. It should not be assumed that your account holdings correspond directly to any comparative indices. Past performance may not be indicative of future results and does not reflect the impact of taxes on non-qualified accounts. The information contained is derived from sources believed to be accurate. However we do not guarantee its accuracy.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies normally focus on instruments that are highly liquid with short holding periods. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market. It is an informational measure of broad market returns commonly applied to fixed income instruments. The index includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs (MBS), consumer asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).          3203-NLD-7/24/2014

Adaptive Allocation Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Portfolio's performance figures* for the six months ended June 30, 2014, compared to its benchmark:

Annualized Average Returns:	Six Months	One Year	Three Year	Five Year	Inception** - June 30, 2014
Adaptive Allocation Portfolio	2.21%	5.26%	(1.50)%	7.11%	1.19%
Hedge Fund Research, Inc. (HFRI) Macro Systematic Diversified Index ^	0.12%	0.20%	(1.15)%	0.74%	3.17% ***
S&P 500® Total Return Index ^^	7.14%	24.61%	16.58%	18.83%	5.88%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of  Portfolio shares as well as other charges and expenses of the insurance contract, or separate account.  Returns greater than one year are annualized. The total operating expense ratio as stated in the Fund's Prospectus dated May 1, 2014 is 2.56%.

** Portfolio commenced operations May 22, 2007.
*** Since May 31, 2007.

^ The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle. An investor cannot invest directly in an index.

^^ The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. An investor cannot invest directly in an index.

Portfolio Composition of June 30, 2014

Top Industries				% of Net Assets
Exchange Traded Funds				67.5%
Mutual Funds				17.3%
Short-Term Investments				15.5%
Other Assets Less Liabilities - Net				(0.3)%
				100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed analysis of the Portfolio's holdings.

Adaptive Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2014
Shares		Value

	EXCHANGE TRADED FUNDS - 67.5%
	DEBT FUND - 12.0%
20,125	iShares iBoxx $ High Yield Corporate Bond ETF	$ 1,915,900

	EQUITY FUNDS - 55.5%
15,231	Direxion Daily Emerging Markets Bull 3x Shares *	470,943
18,085	Direxion Daily S&P 500 Bull 3x Shares *	1,375,183
10,908	iShares MSCI Emerging Markets ETF	471,553
41,816	JPMorgan Alerian MLP Index ETN	2,190,322
37,737	PowerShares Buyback Achievers Portfolio	1,692,505
2,909	SPDR S&P 500 ETF Trust	569,349
27,646	Vanguard REIT ETF	2,069,027
		8,838,882

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,284,658)	10,754,782

	MUTUAL FUNDS - 17.3%
	ASSET ALLOCATION FUND - 5.3%
60,927	Gabelli Enterprise Mergers and Acquisitions Fund *	836,530

	DEBT FUNDS - 12.0%
113,946	Nuveen High Yield Municipal Bond Fund - Class I	1,917,708

	TOTAL MUTUAL FUNDS (Cost - $2,646,347)	2,754,238

	SHORT-TERM INVESTMENTS - 15.5%
	MONEY MARKET FUNDS - 15.5%
1,000,000	Fidelity Institutional Money Market Funds - Treasury Only Portfolio -
	Class I, 0.01% **	1,000,000
1,463,508	Goldman Sachs Financial Square Funds - Government Fund -
	Administrative Shares, 0.01% **	1,463,508
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,463,508)	2,463,508

	TOTAL INVESTMENTS - 100.3% (Cost - $14,394,513) (a)	$ 15,972,528
	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(46,601)
	NET ASSETS - 100.0%	$ 15,925,927

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.
(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is
	$ 14,394,513 and differs from market value by net unrealized appreciation (depreciation)
	of securities as follows:
	Unrealized appreciation:	$ 1,592,634
	Unrealized depreciation:	(14,619)
	Net unrealized appreciation:	$ 1,578,015

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

ASSETS
Investment securities:
At cost	$ 14,394,513
At value	$ 15,972,528
Dividends and interest receivable	15,001
TOTAL ASSETS	15,987,529

LIABILITIES
Payable for Portfolio shares redeemed	12,632
Payable for securities purchased	6,860
Investment advisory fees payable	13,507
Distribution (12b-1) fees payable	3,377
Shareholder servicing fees payable	3,377
Fees payable to other affiliates	5,763
Accrued expenses and other liabilities	16,086
TOTAL LIABILITIES	61,602
NET ASSETS	$ 15,925,927

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$ 15,860,215
Accumulated net investment loss	(23,567)
Accumulated net realized loss from security transactions	(1,488,736)
Net unrealized appreciation of investments	1,578,015
NET ASSETS	$ 15,925,927

Shares of beneficial interest outstanding	1,499,976

Net asset value (Net assets/shares outstanding), offering and redemption price per share	$ 10.62

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2014

INVESTMENT INCOME
Dividends	$ 166,445
Interest	291
TOTAL INVESTMENT INCOME	166,736

EXPENSES
Investment advisory fees	80,526
Shareholder servicing fees	20,132
Distribution (12b-1) fees	20,132
Professional fees	15,850
Administrative services fees	13,937
Accounting services fees	10,712
Transfer agent fees	8,610
Compliance officer fees	6,133
Printing and postage expenses	5,195
Trustees' fees and expenses	3,804
Custodian fees	1,772
Insurance expense	526
Other expenses	168
TOTAL EXPENSES	187,497

NET INVESTMENT LOSS	(20,761)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(16,112)
Net change in unrealized appreciation (depreciation) on investments	368,527

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	352,415

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 331,654

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30,2014	December 31, 2013
FROM OPERATIONS	(Unaudited)
Net investment loss	$ (20,761)	$ (207,924)
Net realized gain (loss) from security transactions	(16,112)	411,792
Net change in unrealized appreciation on investments	368,527	872,884
Net increase in net assets resulting from operations	331,654	1,076,752

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(18,644)
Net realized gains	-	-
Net decrease in net assets resulting from distributions to shareholders	-	(18,644)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	604,690	1,935,427
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	18,644
Payments for shares redeemed	(2,017,825)	(7,937,461)
Net decrease in net assets resulting from shares of beneficial interest	(1,413,135)	(5,983,390)

TOTAL DECREASE IN NET ASSETS	(1,081,481)	(4,925,282)

NET ASSETS
Beginning of Period	17,007,408	21,932,690
End of Period *	$ 15,925,927	$ 17,007,408
* Includes accumulated net investment loss of:	$ (23,567)	$ (2,806)

SHARE ACTIVITY
Shares Sold	58,685	190,741
Shares Reinvested	-	1,826
Shares Redeemed	(195,677)	(781,210)
Net decrease in shares of beneficial interest outstanding	(136,992)	(588,643)

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$ 10.39		$ 9.85	$ 10.78	$ 11.19	$ 9.55	$ 7.91

Activity from investment operations:
Net investment income (loss) (1,2)	(0.01)		(0.11)	0.01	0.06	(0.05)	(0.01)
Net realized and unrealized gain
(loss) on investments	0.24		0.66	(0.76)	(0.47)	1.69	1.65
Total from investment operations	0.23		0.55	(0.75)	(0.41)	1.64	1.64

Less distributions from:
Net investment income	-		(0.01)	(0.07)	-	-	-
Net realized gains	-		-	(0.11)	-	-	-
Total distributions	-		(0.01)	(0.18)	-	-	-

Net asset value, end of period	$ 10.62		$ 10.39	$ 9.85	$ 10.78	$ 11.19	$ 9.55

Total return (3)	2.21%	(7)	5.59%	(6.93%)	(3.66%)	17.17%	20.73%

Net assets, end of period (000s)	$ 15,926		$ 17,007	$ 21,933	$ 36,816	$ 24,826	$ 14,987

Ratio of gross expenses
to average net assets (4,5)	2.33%	(6)	2.21%	1.96%	1.92%	2.15%	2.40%

Ratio of net expenses
to average net assets (4)	2.33%	(6)	2.21%	1.96%	1.91%	2.12%	2.39%

Ratio of net investment income (loss)
to average net assets (2,4)	(0.26%)	(6)	(1.09%)	0.06%	0.51%	(0.48%)	(0.16%)

Portfolio Turnover Rate	28%	(7)	173%	343%	243%	208%	203%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.
(2)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(3)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and  capital gains distributions, if any.  Had the Adviser or affiliates not waived a portion of its fees for the years ended December 31, 2009, 2010 and 2011, total returns would have been lower.

(4)	The ratios of expenses to average net assets and net investment income(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates for the years ended December 31, 2009, 2010 and 2011.
(6) Annualized.
(7) Not annualized.

See accompanying notes to financial statements.

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2014

1.

ORGANIZATION

The Adaptive Allocation Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks growth and risk-adjusted total return. The principal investment strategy of the Portfolio is to invest in open-end and closed-end investment companies and exchange-traded funds and equity and debt securities.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the Board of Trustees of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of June 30, 2014 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 10,754,782	$ -	$ -	$ 10,754,782
Mutual Funds	2,754,238	-	-	2,754,238
Short-Term Investments	2,463,508	-	-	2,463,508
Total	$ 15,972,528	$ -	$ -	$ 15,972,528

The Portfolio did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period.  It is the Portfolio’s policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolio.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio.  Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 - 2012), or expected to be taken in the Portfolio’s 2013 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities.

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.  However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $10,718,084 and $2,537,638, respectively.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Critical Math Advisors, LLC serves as the Portfolio’s Investment Adviser (the “Adviser”). The Portfolio has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services and custody administration services. A Trustee and certain officers of the Portfolio are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust on behalf of the Portfolio, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Portfolio pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets.

The Adviser has contractually agreed, at least until April 30, 2015, to limit the Portfolio’s total operating expenses, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))by reducing all or a portion of its fees and reimbursing the Portfolio, so that its ratio of annual expenses to average net assets will not exceed 2.49%.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Portfolio shares (the “Plan").  The Plan provides for a monthly service and/or distribution fee at an annual rate of up to 1.00% which is calculated by the Portfolio on its average daily net assets. Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.50% which is paid to Northern Lights Distributors, LLC (the “Distributor”) for sales and promotion activities and services under the plan, and to provide compensation for ongoing shareholder servicing and distribution-related activities. Shareholders will receive advance notice of any increase. A portion of the fee payable pursuant to the Plan, equal to 0.25% of average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Portfolio accounts for which it provides shareholder servicing.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares and is an affiliate of GFS.  For the six months ended June 30, 2014, the Distributor did not receive any

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

underwriting commissions for sales of the Portfolio’s shares.

Pursuant to a separate servicing agreement with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Portfolio.

Custody Administration

Pursuant to the terms of the Portfolio’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Portfolio pays an asset-based fee in decreasing amounts as Portfolio assets reach certain breakpoints. The Portfolio also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the six months ended June 30, 2014, were $217. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a) 9 of the 1940 Act.  As of June 30, 2014, Midland Life Insurance Company held 99.9% of the voting securities of the Adaptive Allocation Portfolio.  The Trust has no knowledge as to whether all or any portion of the shares owned of record by Midland Life Insurance Company are also owned beneficially.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2013	December 31, 2012
Ordinary Income	$ 18,644	$ 429,945

Adaptive Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2014

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Other	Post October Loss	Unrealized	Total
Carry	Book/Tax	and	Appreciation/	Accumulated
Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ (1,331,202)	$ (2,806)	$ (141,422)	$ 1,209,488	$ (265,942)

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the unamortized portion of organization expenses for tax purposes in the amount of $2,806.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolio incurred and elected to defer such capital losses of $141,422.

At December 31, 2013, the Portfolio had a capital loss carry forward for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$ (1,331,202)	$ -	$(1,331,202)

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, and adjustments for partnerships resulted in reclassification for the year ended December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (206,976)	$ 208,268	$ (1,292)

7.   SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Adaptive Allocation Portfolio

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the Adaptive Allocation Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Adaptive Allocation Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Adaptive Allocation Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 – 6/30/14*
Actual	$1,000.00	$1,022.10	$ 11.68
Hypothetical (5% return before expenses)	$1,000.00	$1,013.24	$ 11.63

*Expenses are equal to the Portfolio’s annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Adaptive Allocation Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Adaptive Allocation Portfolio (Adviser – Critical Math Advisors, LLC)*

In connection with the regular meeting held on September 24 and 25, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Critical Math Advisors, LLC (“Critical Math”) and the Trust, with respect to the Adaptive Allocation Portfolio (the “Portfolio”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Critical Math manages approximately $53 million in assets primarily in mutual funds which seek growth and risk adjusted total returns while preserving capital.  The Board reviewed the background information provided on the key investment personnel responsible for servicing the Portfolio and acknowledged their experience as financial planners and association with a broker-dealer, and noted that there have been no investment personnel changes since the last Advisory Agreement approval.  The Trustees noted that Critical Math applies proprietary technical investment models using trend analysis, based on objective, rule based risk reduction techniques, to determine whether to invest in a particular asset class and what combination of multiple asset classes might provide optimal returns with acceptable levels of risk.  The Board acknowledged Critical Math’s proactive approach in continuing to develop additional technical models along with evaluating and making improvements to existing models as positive qualities.  The Trustees considered favorably that, while not all risks can be eliminated, Critical Math uses diversification among assets classes to help mitigate concentration risk and also uses defensive strategies when markets become volatile or non-trending when Critical Math may choose to be partly invested or not invested at all.  With respect to Portfolio compliance, they considered that Critical Math monitors compliance to the investment limitations by utilizing pre-trade checklists which help prevent deviations before they occur and it also conducts a daily review of the Portfolio’s holdings to identify and correct any deviations.  The Trustees reviewed Critical Math’s broker-dealer selection process and were satisfied that Critical Math’s approach covers multiple factors to determine best execution especially trade efficiency at minimal costs.  They noted that there have been no material compliance or litigation issues reported since the last contract approval.  The Board was satisfied with Critical Math’s overall knowledge of technical trend strategies and the importance it places on downside risk mitigation to protect shareholders capital in non-trending markets.  The Board concluded Critical Math will continue to provide quality services to the Portfolio and its shareholders.

Performance.  The Trustees reviewed the Portfolio’s performance noting the MPT statistics indicate that Critical Math has done a good job of reducing the downside risk, but has done so at the expense of performance.  They noted that volatility measures show volatility to be similar to the Morningstar Moderate Allocation category, but the Sharpe ratio indicates that because the strategy has experienced many whipsaws, the Portfolio has received

Adaptive Allocation Portfolio

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

less return for the risk taken as compared to the category.  The Trustees considered that Critical Math is taking steps to reduce the number of whipsaws in hopes of providing better returns along with lower volatility.  The Trustees agreed that the Portfolio should continue to be monitored as it has not fully met the objective of growth and risk adjusted total return.

Fees and Expenses.  The Trustees noted the advisory fee charged to the Portfolio is 1.00%, which is higher than the average advisory fee charged by peer group funds, 0.90%, but within the range of fees, 0.00% - 1.85%.  They noted the fee is slightly lower than the Morningstar Multi-Alternative category average, 1.04%, but higher than the average for the Morningstar Moderate Allocation category, 0.73%.  The Trustees also noted that the fee is in line with the fee charged by Critical Math to its SMA clients.  They considered that each of the Portfolio’s investors is a client of Critical Math, and as such, investors receive additional services in connection with their relationship with the Portfolio and adviser, which may necessitate a premium.  After discussion, the Trustees concluded the advisory fee was reasonable.

Economies of Scale.  The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Portfolio and Critical Math’s targeted audience, the absence of breakpoints was not a concern at this time.  They further noted that a representative of Critical Math had agreed to discuss breakpoints as the assets in the Portfolio increase.  They concluded to monitor asset levels and discuss breakpoints in the future as economies are realized by the Portfolio.

Profitability.  The Trustees reviewed the profitability analysis provided by Critical Math for the Portfolio.  They again considered the unique relationship between Critical Math and the investors noting the additional benefits shareholders receive from Critical Math.  The Trustees noted the principals of Critical Math use the business revenue to pay themselves and run the business, so the gross revenue, in some regard, represents profit to the portfolio managers.  They further noted that no allocation of indirect costs was made, and if that were included Critical Math would, essentially, just break even.  The Trustees concluded the level of profitability from the Portfolio was not unreasonable.

Conclusion.  Having requested and received such information from Critical Math as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Adaptive Allocation Portfolio.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolio.

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-263-9260 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-263-9260.

INVESTMENT ADVISOR

Critical Math Advisors LLC

3840 Quakerbridge Road, Suite 130

Hamilton, NJ 08619

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/23/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/23/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/23/14